SUPPLEMENT TO THE
FIDELITY ADVISOR FUNDS(registered trademark)
CLASS A, CLASS T, CLASS B, AND CLASS C
FEBRUARY 26, 1999
REVISED APRIL 9,1999 PROSPECTUS

   Effective the close of business on December 29, 1999, shares of Advisor Intermediate Municipal Income Fund will no longer be available for purchase except through the reinvestment of dividends and other distributions by shareholders of the fund on December 29, 1999.

       PROPOSED REORGANIZATION.    The Board of Trustees of Fidelity
Advisor Series II has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Advisor Intermediate Municipal Income Fund and Advisor Municipal Income Fund.

   The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Advisor Intermediate Municipal Income Fund solely in exchange for Class A, Class T, Class B, Class C, and Institutional Class shares of Advisor Municipal Income Fund equal in value to the relative net asset value of the outstanding shares of Class A, Class T, Class B, Class C, and Institutional Class, respectively, of Advisor Intermediate Municipal Income Fund. Following such exchange, Advisor Intermediate Municipal Income Fund will distribute the Advisor Municipal Income Fund shares to its shareholders pro rata to the corresponding class, in liquidation of Advisor Intermediate Municipal Income Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").

   The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of the fund as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Advisor Intermediate Municipal Income Fund will be held on April 19, 2000, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Advisor Intermediate Municipal Income Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Advisor Municipal Income Fund.

   If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about May 25, 2000. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

   In the event Advisor Intermediate Municipal Income Fund shareholders fail to approve the Agreement, Advisor Intermediate
Municipal Income Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Advisor
    Intermediate Municipal Income Fund.

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND HAS BEEN RENAMED
FIDELITY ADVISOR VALUE STRATEGIES FUND. ALL REFERENCES TO ADVISOR
STRATEGIC OPPORTUNITIES THROUGHOUT THIS PROSPECTUS SHOULD BE REPLACED WITH ADVISOR VALUE STRATEGIES.

The following information replaces similar information found in the "Investment Summary" section beginning on page 3.

INVESTMENT OBJECTIVE

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in securities of companies that FMR believes are undervalued in the marketplace in relation to factors such as assets, earnings or growth potential (stocks of these companies are often called "value" stocks).

(small solid bullet) Focusing investments in medium-sized companies, but may also invest substantially in larger or smaller companies.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following information replaces similar information found in the "Performance" section on page 12.

The following information illustrates the changes in the funds' performance, as represented by the performance of Class T, from year to year and compares the funds' performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each of Advisor Balanced and Advisor Strategic Income may also compare its performance to the performance of a combination of market indexes over various periods of time. Each of Advisor Intermediate Municipal Income, Advisor Equity Income and Advisor Equity Growth may also compare their performance to the performance of an additional index over various periods of time. Data for the additional index for Advisor Intermediate Municipal Income is available only from June 30, 1993 to the present. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 18.

For the periods ended        Past 1 year  Past 5 years  Past 10 years/ Life of class*
December 31, 1998

ADVISOR VALUE STRATEGIES -    -5.10%      n/a            9.31%A
CLASS A

ADVISOR VALUE STRATEGIES -    -2.69%       9.81%         12.64%
CLASS T

ADVISOR VALUE STRATEGIES -    -4.67%      n/a            14.42%C
CLASS B

S&P 500                       28.58%       24.06%        19.21%

Russell MidCap Value Index    5.08%        17.53%        16.18%

Lipper Capital Appreciation   19.96%       14.96%        14.09%
Funds Average


* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.

A FROM JANUARY 1, 1997.

C FROM JANUARY 1, 1995.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section beginning on page 20.

For the periods ended         Past 1 year  Past 5 years  Past 10 years/ Life of class*
December 31, 1998

ADVISOR HIGH YIELD - CLASS A   -5.15%      n/a            4.47%A

ADVISOR HIGH YIELD - CLASS T   -3.93%       8.03%         12.59%

ADVISOR HIGH YIELD - CLASS B   -5.58%      n/a            10.20%B

ADVISOR HIGH YIELD - CLASS C   -2.07%      n/a            -2.07%C

Merrill Lynch High Yield       3.66%        9.01%         11.08%
Master Index

Merrill Lynch High Yield       2.95%        9.12%         11.18%
Master II Index

Lipper High Current Yield      -0.44%       7.37%         9.34%
Funds Average

ADVISOR STRATEGIC INCOME -     -2.48%      n/a            3.22%A
CLASS A

ADVISOR STRATEGIC INCOME -     -1.31%      n/a            10.41%B
CLASS T

ADVISOR STRATEGIC INCOME -     -3.07%      n/a            10.16%B
CLASS B

ADVISOR STRATEGIC INCOME -     0.46%       n/a            0.46%C
CLASS C

Merrill Lynch High Yield       3.66%       n/a            11.72%B
Master Index

Merrill Lynch High Yield       2.95%       n/a            11.82%B
Master II Index

Lipper Multi-Sector Income     1.30%       n/a            9.28%B
Funds Average

Fidelity Strategic Income      5.43%       n/a            11.47%B
Composite Index


* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.

A FROM JANUARY 1, 1997.

B FROM JANUARY 1, 1995.

C FROM JANUARY 1, 1998.

Fidelity Strategic Income Composite Index is a hypothetical representation of the performance of Advisor Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% foreign developed markets and 15% emerging markets). The following indexes are used to calculate the Composite
Index: high yield - the Merrill Lynch High Yield Master II Index, U.S. Government and investment-grade - the Lehman Brothers Government Bond Index, foreign developed markets - the Salomon Brothers Non-U.S. Dollar World Government Bond Index, emerging markets - the J.P. Morgan Emerging Markets Bond Index Plus. The index weightings of the Composite Index are rebalanced monthly.

The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page 21.

Going forward, Advisor Value Strategies' performance will be compared to the Russell MidCap Value Index rather than the S&P 500. The Russell MidCap Value Index more closely reflects the fund's investment strategy.

Russell MidCap Value Index is a market capitalization-weighted index of medium capitalization value-oriented stocks of U.S. corporations.

Going forward, Advisor High Yield's and Advisor Strategic Income's performance will be compared to the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index because the Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

The following information replaces similar information found in the "Investment Details" section beginning on page 31.

INVESTMENT OBJECTIVE

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. The stocks of these companies are often called "value" stocks.

Although FMR focuses on investing the fund's assets in securities issued by medium-sized companies, FMR may also make substantial investments in securities issued by larger or smaller companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 40.

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

The following information replaces similar information found in the "Fund Management" section on page 50.

Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the Equity Funds, the Bond Funds (except Advisor Government Investment and Advisor Municipal Income), Advisor Intermediate Bond, and Advisor Short Fixed-Income. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. Currently, FMR U.K. provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Equity Funds, the Bond Funds (except Advisor Government Investment and Advisor Municipal Income), Advisor Intermediate Bond, and Advisor Short Fixed-Income.

Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the Equity Funds, the Bond Funds (except Advisor Government Investment and Advisor Municipal Income), Advisor Intermediate Bond, and Advisor Short Fixed-Income. FMR Far East was organized in 1986 to provide investment research and advice to FMR. Currently, FMR Far East provides investment research and advice on issuers based outside the United States and may also provide investment advisory services for the Equity Funds, the Bond Funds (except Advisor Government Investment and Advisor Municipal Income), Advisor Intermediate Bond, and Advisor Short Fixed-Income.

John Carlson is vice president and lead manager of Advisor Strategic Income, which he has managed since August 1995. Other Fidelity investment professionals assist Mr. Carlson in selecting investments for the fund. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.

Margaret Eagle is vice president and manager of Advisor High Yield, which she has managed since January 1987. Additionally, she is a senior vice president of Fidelity Trust Company. Since joining
Fidelity in 1980, Ms. Eagle has been an analyst and portfolio manager.

David Felman is vice president and manager of Advisor Mid Cap, which he has managed since August 1999. He also manages other Fidelity funds. Mr. Felman joined Fidelity as an analyst in 1993.

Kevin Grant is vice president and manager of Advisor Balanced and Advisor Intermediate Bond, which he has managed since March 1996 and October 1995, respectively. Mr. Grant manages the fixed-income investments for Advisor Balanced. He also manages several other Fidelity funds. Prior to joining Fidelity in 1993, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.

The following information found in the "Fund Management" section on page 51 is no longer applicable.

Ian Spreadbury is manager of Advisor Strategic Income's foreign bond investments, which he has managed since May 1998. He also manages another Fidelity fund. Additionally, Mr. Spreadbury is a director of fixed income and a portfolio manager for Fidelity International Limited (FIL). Prior to joining Fidelity in 1995, Mr. Spreadbury was a senior fund manager with Legal & General, Limited, from 1981 to 1995.

The following information replaces the last paragraph found in the "Fund Management" section on page 51.

For Advisor Value Strategies, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment decreases the management fee if the fund has performed worse than the S&P 500. After December 31, 2000, no performance adjustment will be applied to the basic fee.

For Advisor Growth Opportunities, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.

The following information replaces the seventh paragraph found in the "Fund Management" section on page 52.

For Advisor Value Strategies, the performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is subtracted from the basic fee if the fund's performance over the performance period is worse than that of the S&P 500. The maximum annualized performance adjustment rate is -0.20% of the fund's average net assets over the performance period.

For Advisor Growth Opportunities, the performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.

The following information replaces similar information found in the "Fund Distribution" section on page 53.

SALES CHARGES AND CONCESSIONS - CLASS A

SHORT FIXED-INCOME FUND:   Sales Charge                                           Investment  professional
                                                                                  concession as % of offering
                                                                                  price

                           As a % of  offering price  As an approximate % of net  Investment  professional
                                                      amount invested             concession as % of offering
                                                                                  price

Up to $499,999              1.50%                      1.52%                       1.25%

$500,000 to $999,999        1.00%                      1.01%                       0.75%

$1,000,000 to $24,999,999   None*                      None*                       *

$25,000,000 or more         None*                      None*                       *


* SEE "FINDER'S FEE" SECTION ON PAGE 56.
The following information supplements similar information found in the "Fund Distribution" section on page 55.

A front-end sales charge will not apply to the following Class A shares:

10. Purchased by the Fidelity Investments Charitable Gift Fund.

The following information replaces similar information found in the "Fund Distribution" section on page 56.

A front-end sales charge will not apply to the following Class T shares:

10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, but excluding the Fidelity Investments Charitable Gift Fund) investing $100,000 or more;

The following information supplements similar information found in the "Fund Distribution" section on page 56.

A front-end sales charge will not apply to the following Class T shares:

14. Purchased by the Fidelity Investments Charitable Gift Fund.

The following information replaces similar information found in the "Financial Highlights" section on page 95.

ADVISOR INTERMEDIATE MUNICIPAL INCOME - CLASS B

Selected Per-Share Data and
Ratios

Years ended November 30      1998G      1997      1996      1995      1994D

Net asset value, beginning   $ 10.590   $ 10.410  $ 10.380  $ 9.400   $ 9.890
of period

Income from Investment
Operations

 Net interest income          .339       .382      .394      .373      .155

 Net realized and             .200       .181      .030      .980      (.490)
unrealized gain (loss)

 Total from investment        .539       .563      .424      1.353     (.335)
operations

Less Distributions

 From net interest income     (.339)     (.382)    (.394)    (.373)    (.155)

 From net realized gain      (.030)     (.001)    --        --        --

 Total distributions         (.369)     (.383)    (.394)    (.373)    (.155)

Net asset value, end of     $ 10.760   $ 10.590  $ 10.410  $ 10.380  $ 9.400
period

Total returnB,C              5.17%      5.54%     4.21%     14.60%    (3.44)%

Net assets, end of period   $ 11,134   $ 7,917   $ 7,445   $ 6,226   $ 1,682
(000 omitted)

Ratio of expenses to         1.65%A,E   1.65%E    1.66%E    1.68%E    1.65%A,E
average net assets

Ratio of net interest        3.45%A     3.67%     3.76%     3.71%     3.74%A
income to average net assets

Portfolio turnover           26%A,F     18%       35%       53%       53%


A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

D FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B
SHARES) TO NOVEMBER 30, 1994.

E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

G ELEVEN MONTHS ENDED OCTOBER 31



SUPPLEMENT TO THE
FIDELITY ADVISOR FUNDS(registered trademark)
INSTITUTIONAL CLASS

FEBRUARY 26,1999 PROSPECTUS

   Effective the close of business on December 29, 1999, shares of Advisor Intermediate Municipal Income Fund will no longer be available for purchase except through the reinvestment of dividends and other distributions by shareholders of the fund on December 29, 1999.

       PROPOSED REORGANIZATION.    The Board of Trustees of Fidelity
Advisor Series II has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Advisor Intermediate Municipal Income Fund and Advisor Municipal Income Fund.

   The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Advisor Intermediate Municipal Income Fund solely in exchange for Class A, Class T, Class B, Class C, and Institutional Class shares of Advisor Municipal Income Fund equal in value to the relative net asset value of the outstanding shares of Class A, Class T, Class B, Class C, and Institutional Class, respectively, of Advisor Intermediate Municipal Income Fund. Following such exchange, Advisor Intermediate Municipal Income Fund will distribute the Advisor Municipal Income Fund shares to its shareholders pro rata to the corresponding class, in liquidation of Advisor Intermediate Municipal Income Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").

   The Reorganization can be consummated only if, among other things, it is approved by a "majority of the outstanding voting securities" of the fund as that term is defined under the Investment Company Act of 1940. A Special Meeting (the "Meeting") of the Shareholders of Advisor Intermediate Municipal Income Fund will be held on April 19, 2000, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Advisor Intermediate Municipal Income Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Advisor Municipal Income Fund.

   If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about May 25, 2000. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

   In the event Advisor Intermediate Municipal Income Fund shareholders fail to approve the Agreement, Advisor Intermediate
Municipal Income Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Advisor
    Intermediate Municipal Income Fund.

FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND HAS BEEN RENAMED
FIDELITY ADVISOR VALUE STRATEGIES FUND. ALL REFERENCES TO ADVISOR
STRATEGIC OPPORTUNITIES THROUGHOUT THIS PROSPECTUS SHOULD BE REPLACED WITH ADVISOR VALUE STRATEGIES.

The following information replaces similar information found in the "Investment Summary" section beginning on page 3.

INVESTMENT OBJECTIVE

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR's principal investment strategies include:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in securities of companies that FMR believes are undervalued in the marketplace in relation to factors such as assets, earnings or growth potential (stocks of these companies are often called "value" stocks).

(small solid bullet) Focusing investments in medium-sized companies, but may also invest substantially in larger or smaller companies.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

(small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

(small solid bullet) "VALUE" INVESTING. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following information replaces similar information found in the "Performance" section on page 11.

The following information illustrates the changes in the funds' performance from year to year and compares the funds' performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each of Advisor Balanced and Advisor Strategic Income may also compare its performance to the performance of a combination of market indexes over various periods of time. Each of Advisor Intermediate Municipal Income, Advisor Equity Income and Advisor Equity Growth may also compare their performance to the performance of an additional index over various periods of time. Data for the additional index for Advisor Intermediate Municipal Income is available only from June 30, 1993 to the present. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 18.

For the periods ended        Past 1 year  Past 5 years  Past 10 years/ Life of class*
December 31, 1998

ADVISOR VALUE STRATEGIES      1.12%       n/a            9.16%B

S&P 500                       28.58%      n/a            28.23%B

Russell MidCap Value Index    5.08%       n/a            19.30%B

Lipper Capital Appreciation   19.96%      n/a            16.12%B
Funds Average


* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.

B FROM JANUARY 1, 1996.

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 19.

For the periods ended       Past 1 year  Past 5 years  Past 10 years/ Life of class*
December 31, 1998

ADVISOR HIGH YIELD           -0.18%      n/a            9.23%A

Merrill Lynch High Yield     3.66%       n/a            9.11%A
Master Index

Merrill Lynch High Yield     2.95%       n/a            9.07%A
Master II Index

Lipper High Current Yield    -0.44%      n/a            8.21%A
Funds Average

ADVISOR STRATEGIC INCOME     2.49%       n/a            8.21%A

Merrill Lynch High Yield     3.66%       n/a            9.11%A
Master Index

Merrill Lynch High Yield     2.95%       n/a            9.10%A
Master II Index

Lipper Multi-Sector Income   1.30%       n/a            6.92%A
Funds Average

Fidelity Strategic Income    5.43%       n/a            8.75%A
Composite Index


* BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE CLASS'S COMMENCEMENT OF OPERATIONS.

A FROM JANUARY 1, 1996.

Fidelity Strategic Income Composite Index is a hypothetical representation of the performance of Advisor Strategic Income's four general investment categories according to their respective weighting in the fund's neutral mix (40% high yield, 30% U.S. Government and investment-grade, 15% foreign developed markets and 15% emerging markets). The following indexes are used to calculate the Composite
Index: high yield - the Merrill Lynch High Yield Master II Index, U.S. Government and investment-grade - the Lehman Brothers Government Bond Index, foreign developed markets - the Salomon Brothers Non-U.S. Dollar World Government Bond Index, emerging markets - the J.P. Morgan Emerging Markets Bond Index Plus. The index weightings of the Composite Index are rebalanced monthly.

The following information supplements the information found under the heading "Average Annual Returns" in the "Performance" section on page 20.

Going forward, Advisor Value Strategies' performance will be compared to the Russell MidCap Value Index rather than the S&P 500. The Russell MidCap Value Index more closely reflects the fund's investment strategy.

Russell MidCap Value Index is a market capitalization-weighted index of medium capitalization value-oriented stocks of U.S. corporations.

Going forward, Advisor High Yield's and Advisor Strategic Income's performance will be compared to the Merrill Lynch High Yield Master II Index rather than the Merrill Lynch High Yield Master Index because the Merrill Lynch High Yield Master II Index contains deferred interest bonds and payment-in-kind securities and is therefore a better representation of the high yield bond universe.

Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

The following information replaces similar information found in the "Investment Details" section beginning on page 28.

INVESTMENT OBJECTIVE

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets primarily in common stocks.

FMR focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. The stocks of these companies are often called "value" stocks.

Although FMR focuses on investing the fund's assets in securities issued by medium-sized companies, FMR may also make substantial investments in securities issued by larger or smaller companies.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces similar information found under the heading "Principal Investment Risks" in the "Investment Details" section on page 37.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section on page 37.

ADVISOR VALUE STRATEGIES FUND seeks capital appreciation.

The following information replaces similar information found in the "Fund Management" section beginning on page 46.

John Carlson is vice president and lead manager of Advisor Strategic Income, which he has managed since August 1995. Other Fidelity investment professionals assist Mr. Carlson in selecting investments for the fund. He also manages other Fidelity funds. Prior to joining Fidelity in 1995, Mr. Carlson was executive director of emerging markets at Lehman Brothers International from 1992 through 1995.

Margaret Eagle is vice president and manager of Advisor High Yield, which she has managed since January 1987. Additionally, she is a senior vice president of Fidelity Trust Company. Since joining
Fidelity in 1980, Ms. Eagle has been an analyst and portfolio manager.

David Felman is vice president and manager of Advisor Mid Cap, which he has managed since August 1999. He also manages other Fidelity funds. Mr. Felman joined Fidelity as an analyst in 1993.

Kevin Grant is vice president and manager of Advisor Balanced and Advisor Intermediate Bond, which he has managed since March 1996 and October 1995, respectively. Mr. Grant manages the fixed-income investments for Advisor Balanced. He also manages several other Fidelity funds. Prior to joining Fidelity in 1993, Mr. Grant was vice president and chief mortgage strategist at Morgan Stanley for three years.

The following information found in the "Fund Management" section on page 47 is no longer applicable.

Ian Spreadbury is manager of Advisor Strategic Income's foreign bond investments, which he has managed since May 1998. He also manages another Fidelity fund. Additionally, Mr. Spreadbury is a director of fixed income and a portfolio manager for Fidelity International Limited (FIL). Prior to joining Fidelity in 1995, Mr. Spreadbury was a senior fund manager with Legal & General, Limited, from 1981 to 1995.

The following information replaces the fourth paragraph found in the "Fund Management" section on page 48.

For Advisor Value Strategies, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment decreases the management fee if the fund has performed worse than the S&P 500. After December 31, 2000, no performance adjustment will be applied to the basic fee.

For Advisor Growth Opportunities, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.

The following information replaces the twelfth paragraph found in the "Fund Management" section on page 48.

For Advisor Value Strategies, the performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is subtracted from the basic fee if the fund's performance over the performance period is worse than that of the S&P 500. The maximum annualized performance adjustment rate is - 0.20% of the fund's average net assets over the performance period.

For Advisor Growth Opportunities, the performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.

The following information replaces similar information found in the "Financial Highlights" section on page 59.

ADVISOR INTERMEDIATE MUNICIPAL INCOME

Selected Per-Share Data
and Ratios

Years ended November 30     1998G     1997      1996      1995      1994      1993

Net asset value, beginning  $ 10.590  $ 10.410  $ 10.360  $ 9.410   $ 10.460  $ 11.080
of period

Income from Investment
Operations

 Net interest income         .427      .475      .487      .477      .481      .536

 Net realized and            .210      .181      .050      .950      (1.030)   .260
unrealized gain (loss)

 Total from investment       .637      .656      .537      1.427     (.549)    .796
operations

Less Distributions

 From net interest income    (.427)    (.475)    (.487)    (.477)    (.481)    (.536)

 From net realized gain      (.030)    (.001)    --        --        --        (.880)

 In excess of net realized   --        --        --        --        (.020)    --
gain

 Total distributions         (.457)    (.476)    (.487)    (.477)    (.501)    (1.416)

Net asset value, end of     $ 10.770  $ 10.590  $ 10.410  $ 10.360  $ 9.410   $ 10.460
period

Total returnB,C              6.14%     6.48%     5.36%     15.44%    (5.43)%   8.01%

Net assets, end of period   $ 6,328   $ 6,098   $ 6,455   $ 11,085  $ 11,702  $ 15,076
(000 omitted)

Ratio of expenses to         .75%A,D   .75%D     .75%D     .70%D     .65%D     .65%D
average net assets

Ratio of expenses to         .75%A     .75%      .74%E     .70%      .65%      .65%
average net assets after
expense reductions

Ratio of net interest        4.36%A    4.57%     4.68%     4.96%     4.75%     5.01%
income to average net assets

Portfolio turnover           26%A,F    18%       35%       53%       53%       46%


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.

D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

F THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

G ELEVEN MONTHS ENDED OCTOBER 31

The following information replaces similar information found on the back cover.

Fidelity Advisor Funds, Fidelity Investments & (Pyramid) Design,
Fidelity, Fidelity Investments, and Directed Dividends are registered trademarks of FMR Corp.

TechnoQuant and Portfolio Advisory Services are service marks of FMR
Corp.